 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities and
Exchange Act of 1934

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First Trinity Financial Corporation
(Name of Registrant as Specified In Its Charter)

___________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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First Trinity Financial Corporation
7633 East 63rd Place, Suite 230
Tulsa, Oklahoma 74133

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 16, 2012

TO THE SHAREHOLDERS OF
First Trinity Financial Corporation

Notice is hereby given that the Annual Meeting of shareholders (the “Annual Meeting”) of First Trinity Financial Corporation, an Oklahoma corporation (“First Trinity” or the “Company”), will be held at the Embassy Suites Tulsa – Interstate 44, 3332 South 79th East Avenue, Tulsa, Oklahoma 74145 on Wednesday, May 16, 2012, at 1:00 p.m. Central Daylight Time, for the following purposes:

(1)	To elect eleven directors to hold office for a term of one year each or until their successors are duly elected and qualified.

(2)	To ratify the selection of Kerber, Eck & Braeckel LLP, as First Trinity’s independent registered public accounting firm for 2012.

(3)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on March 31, 2012, as the record date for determining the shareholders entitled to receive notice of and to vote at the meeting and any adjournment thereof.  The stock transfer books will not be closed.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. Please review the instructions concerning each of your voting options described in the Proxy Statement. Your cooperation will assure that your shares are voted and will also greatly assist us in preparing for the Annual Meeting.  The proxy is being solicited by and on behalf of the Board of Directors of First Trinity.

Your attention is directed to our 2011 annual report and to the proxy statement, both of which accompany this notice.

By Order of the Board of Directors,

/s/ Jeffrey J. Wood

Jeffrey J. Wood
Chief Financial Officer, Secretary and Treasurer

Tulsa, Oklahoma
April 9, 2012

TABLE OF CONTENTS

PROCEDURAL MATTERS	1
Record Date and Outstanding Shares	1
Voting and Solicitation	1
Revocability of Proxies	1
PROPOSALS TO BE VOTED ON	2
ELECTION OF DIRECTORS	2
General	2
Vote Required	2
Nominees for Election at the Annual Meeting	2
Board Meetings and Committees	4
Code of Conduct and Ethics	4
Communication with the Board of Directors	5
Audit Committee	5
Compensation Committee	5
Nominating and Corporate Governance Committee	5
Director Compensation	6
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	6
Accounting Fees	6
Pre-Approval of Audit and Non Audit services	7
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	7
SECUTRIY OWNERSHIP	8
EXECTIVE COMPENSATION	9
Summary Compensation Table	9
Employment Agreements	9
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	9
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	10
ANNUAL REPORT	10
OTHER MATTERS	11
OTHER INFORMATION	11

FIRST TRINITY FINANCIAL CORPORATION
7633 EAST 63RD PLACE, SUITE 230
TULSA, OKLAHOMA 74133

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

The following information is furnished in connection with a solicitation of proxies by and on behalf of the Board of Directors of First Trinity Financial Corporation (“First Trinity” or the “Company”).  The proxies we receive will be voted at the Annual Meeting of shareholders (the “Annual Meeting”) of the Company to be held at the Embassy Suites Tulsa – Interstate 44, 3332 South 79th East Avenue, Tulsa, Oklahoma 74145 on Wednesday, May 16, 2012 at 1:00 p.m. (Central Daylight Time), and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting.  This Proxy Statement and the accompanying proxy are first being mailed to our shareholders on or about April 9, 2012.

PROCEDURAL MATTERS

Record Date and Outstanding Shares

We have issued one class of capital stock.  Stockholders of record at the close of business on March 31, 2012 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. On the Record Date, 7,932,442 shares of the Company’s common stock, $0.01 par value, were issued and outstanding.

Voting and Solicitation

Every stockholder of record on the Record Date is entitled, for each share held, to one vote on each proposal that comes before the Annual Meeting. In the election of directors, each stockholder will be entitled to vote for ten nominees.

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may vote by completing, signing and mailing the proxy card enclosed therewith in the postage-prepaid envelope provided for that purpose. Voting by written proxy will ensure your representation at the Annual Meeting, if you do not attend in person. For specific instructions on how to vote your shares, please review the instructions on the proxy card enclosed with the proxy materials.

The cost of this solicitation will be borne by the Company. The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation materials to beneficial owners. Proxies may be solicited by certain of First Trinity’s directors, officers and other employees, without additional compensation, personally, by telephone or by email.

Any proxy representing shares of common stock entitled to be voted at the Annual Meeting that specifies how it is to be voted will be voted accordingly if properly executed and received by the Company before voting begins at the Annual Meeting, or any adjournment(s) thereof.  Shares as to which authority to vote has been withheld with respect to the election of any nominee for director will not be counted as a vote for such nominee and neither any abstention or a broker non-vote will be counted as a vote for a proposal.  Any properly executed proxy will be voted in accordance with instructions specified but in the absence of any instructions will be voted “FOR” any proposal or nominee at the Annual Meeting and any adjournment(s) thereof.

Revocability of Proxies

Proxies given pursuant to this solicitation may be revoked at any time before they have been used. You may change or revoke your proxy by delivering a written notice of revocation to the Secretary of First Trinity or by completing a new proxy card bearing a later date (which automatically revokes the earlier proxy instructions).  Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request by notifying the inspector of elections of your intention to revoke your proxy and voting in person at the Annual Meeting.

PROPOSALS TO BE VOTED ON:

(1)	To elect eleven directors to hold office for a term of one year each or until their successors are duly elected and qualified.

(2)	To ratify the selection of Kerber, Eck & Braeckel LLP, as First Trinity’s independent registered public accounting firm for 2012.

(3)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

PROPOSAL ONE:

ELECTION OF DIRECTORS

General

The Board of Directors consists of one class, with the term of office expiring each year. The number of Directors which will constitute the entire 2012 Board of Directors is eleven.  The number of Directors that served on the 2011 Board of Directors was ten.  The Company’s By Laws designate that the number of Directors which constitutes the entire Board of Directors is twelve.  The Company has elected to nominate eleven Directors instead of twelve since it has found compelling reasons in 2011 to only replace one of the two Directors that resigned during 2010.  Proxies can only be voted for eleven persons that correspond to the number of Directors nominated.

The Board of Directors determined that eight of the eleven current 2011 directors are "independent" as defined by NASDAQ listing standards and rule 10A-3 of the Securities and Exchange Act of 1934.  The non-independent directors are Scott J. Engebritson, Gregg E. Zahn and William S. Lay.

Vote Required

Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no legal effect under Oklahoma law.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for First Trinity’s ten nominees named below, to hold office for a term of one year each or until their successors are duly elected and qualified.  If any nominee of First Trinity is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES LISTED BELOW.

Nominees for Election at the Annual Meeting

The Nomination and Corporate Governance Committee, consisting of three independent directors as determined under applicable NASDAQ listing standards, recommended the ten individuals set forth in the table below for nomination by our full Board of Directors. All current directors are standing for re-election.  Based on such recommendations, our Board of Directors nominated such directors for election at the Annual Meeting.

The following sets forth information concerning the nominees for election as directors at the Annual Meeting, including information as to each nominee’s age as of the Record Date, position with the Company and business experience.

			Director
Name of Nominee	Age	Position/Principal Occupation	Since
Gregg E. Zahn (4)	50	Director; Chairman, President and Chief Executive Officer of First Trinity	2004
Scott J. Engebritson	54	Director; Vice Chairman of the Board of First Trinity	2004
William S. Lay (4)	72	Director; Vice President and Chief Investment Officer of First Trinity	2007
H. Bryan Chrisman (1) (4)	47	Director; Insurance Marketing	2004
Bill H. Hill (1) (2)	71	Director; Former President of Eastern Oklahoma State College	2004
Charles W. Owens (2) (3)	57	Director; Insurance and Marketing Services	2004
George E. Peintner (3) (4)	68	Director; Marketing Company	2004
Shannon B. Young (2) (3)	50	Director; Insurance Marketing	2008
G. Wayne Pettigrew (3) (4)	49	Director; Insurance and Pension Benefits Consulting	2004
Gary L. Sherrer (1) (2)	63	Director; Assistant Vice President, Division of Agricultural Sciences and Natural Resources for Oklahoma State University Foundation	2004
		Sciences and Natural Resources for Oklahoma State University Foundation
Will W. Klein (1)(4)	69	Director; Insurance Company Chief Executive Officer	2011

(1)             Member Audit Committee
(2)             Member Compensation Committee
(3)             Member Nominating and Corporate Governance Committee
(4)             Member Investment Committee

The following is a brief description of the previous business background of the executive officers and directors.

Gregg E. Zahn is President, Chief Executive Officer and a member of the Board of Directors of First Trinity since October 2007.   He became Chairman in 2011.  From 2004 until October 2007 he was Director of Training and Recruiting and a member of the Board of Directors. He is President and Chief Executive Officer and Director of TLIC and FTCC and has served in those positions since October 2007. He was Executive Vice President of FLAC from December 2008 until August 2009.  He became Chairman, Chief Executive Officer and Director of Family Benefit Life Insurance Company in December 2011.  Between 1997 and March 2004, Mr. Zahn served as Marketing Vice President of First Alliance Insurance Company of Lexington, Kentucky and as Assistant to the President of First Alliance Corporation and Mid American Alliance Corporation. He was President of Alliance Insurance Management from 2001 to 2003.

Scott J. Engebritson became Vice Chairman of the Board of Directors in 2011 and served as its Chairman from the Company’s inception in 2004 to 2011.  He was Chief Executive Officer from the inception of First Trinity in 2004 until October 2007. He was President and a Director of Trinity Life Insurance Company (“TLIC”) and Chairman of the Board and Director of First Trinity Capital Corporation (“FTCC”) from their inception in 2006 until October 2007, Chairman of the Board of First Life America Corporation and director from December 2008 until August 2009 and director of Family Benefit Life Insurance Company in December 2011. TLIC, Family Benefit Life and FTCC are subsidiaries of First Trinity.  He currently serves as Chairman of the Board and President of Great Plains Financial Corporation a position he has held since its inception in 2006.  Mr. Engebritson served as Chairman of the Board for Mid-American Alliance Corporation and its subsidiary Mid-American Century Life Insurance Company from their inception in 1995 until they were merged with Citizens Inc. in 2003. Mr. Engebritson served as Chairman of the Board of Western States Alliance from 2000 to 2006. He served as Co-Chairman of the Board of Arkansas Security Capital from 2001 to 2005. He served as Chairman of the Board of Midwest Holding Inc. from 2004 to 2006.

William S. Lay is Vice President, Chief Investment Officer and a Director and served as Chief Financial Officer from April of 2007 through June 2010 and Secretary and Treasurer from April 2007 through March 2011.  He also serves as an Officer and Director of TLIC, Family Benefit Life Insurance Company and FTCC.  For the past five years, Mr. Lay has been a financial officer and business consultant, specializing in corporate financial and consulting services for small sized entrepreneurial companies. Prior to that, Mr. Lay was an officer and director of numerous life insurance companies and also has experience in business acquisitions, mergers and reorganizations.

H. Bryan Chrisman CLU, ChFC, has been a member of the Board of Directors since inception in 2004. He is a Director of TLIC and FTCC. Mr. Chrisman is a Principal with IMA, LLC, an insurance marketing firm that he helped found in 2001.

Bill H. Hill has been a member of the Board of Directors since 2004. He also serves as a Director of TLIC and FTCC. He was President of Eastern Oklahoma State College, in Wilburton, OK from 1986-2000. He retired in 2000 and has been a rancher since that time.

Will W. Klein has been a member of the Board of Directors since 2011. He also serves as a Director of TLIC and FTCC. He has been Chief Executive Officer of SkyMed International, Inc. since 1993.  Mr. Klein was named to The Order of Canada in 1983, the country’s highest civilian honor.

Charles W. Owens has been a member of the Board of Directors since inception in 2004.  He is a Director of TLIC and FTCC. Mr. Owens has served as the President and Owner of Tinker Owens Insurance and Marketing Services since its inception in 1988.

George E. Peintner has been a member of the Board of Directors since inception in 2004.  He is a Director of TLIC, Family Benefit Life and FTCC. Mr. Peintner is the Owner of Peintner Enterprises. Peintner Enterprises is a Marketing Company established in 1980.

G. Wayne Pettigrew has been a member of the Board of Directors since inception in 2004.  He is a Director of TLIC and FTCC. Mr. Pettigrew served in the Oklahoma House of Representatives from 1994 until 2004. He owns and operates Group Pension Planners, insurance and pension benefits consulting firm. He also serves on the Alumni Board at East Central University in Ada, Oklahoma.

Gary L. Sherrer has been a member of the Board of Directors since inception in 2004.  He is a Director of TLIC, Family Benefit Life Insurance Company and FTCC. He is an Assistant Vice President for External Affairs for the Division of Agricultural Sciences and Natural Resources for Oklahoma State University. Mr. Sherrer was Assistant CEO of KAMO Power from 2001-2004. Prior to his position as Assistant CEO, Mr. Sherrer held the position of Chief Administrative Officer for seven years at KAMO Power.

Shannon B. Young was an advisory Director from April 2007 to December 2008, when he became a member of the Board of Directors. He is Marketing Director and Partner at Insurance Marketing Alliance, LLC. He also is a member of the Oklahoma City Underwriters Association.

There are no family relationships between directors or officers.

Board Meetings and Committees

The Board of Directors of First Trinity held four meetings during 2010. The meetings are held on call and there is an organizational meeting following the annual meeting of shareholders. During 2010, the Board of Directors had a standing Audit Committee, Compensation Committee, Nomination and Governance Committee and Investment Committee.

Two Directors, Scott J. Engebritson, and H. Bryan Chrisman attended fewer than 75% of the total number of Board of Directors meetings.  In addition, one Director, H. Bryan Chrisman, attended fewer than 75% of the total number of committee meetings held by the Company on which he served.  The Company encourages, but does not require, its board members to attend the annual shareholder meeting.  In 2011, seven directors attended the shareholder meeting.  First Trinity plans to schedule future annual meetings so that at least a majority of its directors can attend the Annual Meeting.

Code of Conduct and Ethics

The Company has a Code of Conduct and Ethics (“Code”) applicable to all directors and employees, including our Chairman of the Board, Chief Executive Officer and other senior executives, to help ensure that our business is conducted in accordance with high standards of ethical behavior.  The code is published on our website at www.firsttrinityfinancial.com under “Corporate Governance”

Communication with the Board of Directors

Shareholders and other interested parties can communicate with the Board of Directors, including the non-management directors, either by writing to First Trinity Financial, Board of Directors, Attn: Corporate Secretary, 7633 East 63rd Place, Suite 230, Tulsa, Oklahoma 74133 or by calling 1-888-883-1499.  An independent third-party service answers all calls to this toll-free telephone number, and passes the caller’s information on to our Chairman of the Audit Committee, who in turn transmits the information to the appropriate member of the Board of Directors. Communications may be anonymous or confidential. Complaints relating to the Company’s accounting, internal accounting controls or auditing matters will be referred to the Chairman of the Audit Committee. Other concerns will be referred to the Chairman of the Board. All shareholder-related complaints and concerns will be received, processed and acknowledged by the Company’s Board of Directors. Further information regarding communications with the Board of Directors may be found at the Company’s website, www.firsttrinityfinancial.com under “Corporate Governance.”

Audit Committee

The Audit Committee of the Board of Directors is currently composed of four directors: Will W. Klein (chairman), H. Bryan Chrisman, Bill H. Hill and Gary L. Sherrer, each of whom is determined to be an independent director as the term is defined by the NASDAQ listing standards.  The Board of Directors has also determined that Mr. Klein qualifies as an "audit committee financial expert," as defined in applicable SEC rules.

The Audit Committee met one time during 2011. The Audit Committee was established by the Board of Directors in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 to oversee the Company's financial reporting process, the system of internal financial controls and audits of its financial statements. The Audit Committee (1) provides oversight of the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements, (2) assists the Board of Directors in oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent public accounting firm’s qualifications, independence and performance, and the Company’s internal accounting and financial controls, and (3) provides to the Board of Directors such information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors.  The Audit Committee acts pursuant to a written charter adopted by the Board of Directors, which is available in the “Corporate Governance” section of the Company’s website at www.firsttrinityfinancial.com.

Compensation Committee

The Compensation Committee currently consists of directors Charles W. Owens (Chairman), Bill H. Hill, George E. Peintner, Gary L. Sherrer and Shannon B. Young, each of whom is determined to be an independent director as the term is defined by the NASDAQ listing standards.  The Compensation Committee met two times during 2011.  The Compensation Committee reviews and approves the compensation and benefits for the Company’s executive officers and performs such other duties as may from time to time be determined by the Board of Directors.  The Compensation committee acts pursuant to a written Charter adopted by the Board of Directors, which is available in the “Corporate Governance” section of the Company’s website at www.firsttrinityfinancial.com.

Nominating and Corporate Governance Committee

The Board of Directors provided for a Nominating and Corporate Governance Committee at its April 18, 2007 meeting.  This committee meets on call and submits recommendations to the Board of Directors for members of the Board to be submitted to the shareholders for election. The Nominating and Corporate Governance Committee which currently consists of directors G. Wayne Pettigrew (Chairman), Charles W. Owens, George E. Peintner and Shannon B. Young, each of whom is deemed to be an independent director as the term is defined by the NASDAQ listing standards, met two times in 2011.  The Nominating and Corporate Governance committee acts pursuant to a written Charter adopted by the Board of Directors, which is available in the “Corporate Governance” section of the Company’s website at www.firsttrinityfinancial.com.  The Nominating Committee considers individuals recommended by Company shareholders.  Such recommendations should be submitted to the Secretary of the Company at least 120 days before the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of shareholders.  In considering nominees, the Committee should address the performance and contribution of incumbent directors, as well as the qualifications of new nominees.

Director Compensation

Directors who are not employees of the Company will receive a $1,000 annual retainer, $1,500 plus expenses for each Board of Directors meeting they attend in person, $250 for each meeting in which they participate telephonically and $250 for any committee meeting they attend not held in conjunction with a Board of Directors’ meeting.  The Director Compensation Table for 2011 is set forth below.

DIRECTOR COMPENSATION TABLE

	Fees Earned or Paid in	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Name	Cash ($)	($)	($)	($)	($)	($)	($)
H. Bryan Chrisman	2,250						2,250
Bill H. Hill	6,250						6,250
Charles W. Owens	6,250						6,250
Shannon B. Young	5,750						5,750
George E. Peintner	6,000						6,000
G. Wayne Pettigrew	6,000						6,000
Gary L. Sherrer	6,250						6,250
Will W. Klein	1,500						1,500

PROPOSAL TWO:
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Kerber, Eck & Braeckel LLP (“KEB”) as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011. Although ratification by shareholders is not required by law, the Board of Directors has determined that it is desirable to request ratification of this selection by the shareholders. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of the Company and its stockholders. If the stockholders do not ratify the appointment of KEB, the Audit Committee may reconsider its selection. KEB has audited the Company’s financial statements since the Company’s inception.  No representative of KEB is expected to be present at the Annual Meeting.

Accounting Fees

The following table shows the fees paid or accrued by the Company for the audit and other services provided by KEB.

	Fiscal Years
	2011	2010
Audit Fees	$85,222	$86,508
Audit Related Fees	1,311	-
Tax Fees	1,500	-
All Other Fees	350	-
Total	$88,383	$86,508

Audit fees primarily represent fees for financial services provided in connection with the audit of the Company’s consolidated financial statements, review of quarterly and annual financial statements and SEC Forms 10-K, 10-Q and S-1.

Audit fees primarily represent fees for financial services provided in connection with the audit of FTFC’s financial statements, review of quarterly financial statements and SEC Form 10-SB

Pre-Approval of Audit and Non-Audit Services

The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Prior to engaging our independent registered public accounting firm to render an audit or permissible non-audit services, the Audit Committee specifically approves the engagement of our independent registered public accounting firm to render that service. Accordingly, we do not engage our independent registered public accounting firm to render audit or permissible non-audit services pursuant to pre-approval policies or procedures or otherwise, unless the engagement to provide such services has been approved by the Audit Committee in advance. As such, the engagement of KEB to render 100% of the services described in the categories above was approved by the Audit Committee in advance of the rendering of the services.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2011 with the Company’s management.  The Company’s management has primary responsibility for the Company’s financial reporting process and internal controls as well as preparation of the Company’s consolidated financial statements.  The independent registered public accounting firm is responsible for performing an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) to obtain reasonable assurance that the Company’s consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of such financial statements with accounting principles generally accepted in the United States.  The Audit Committee is responsible for overseeing and monitoring the independent registered accounting firm’s audit process on behalf of the Board of Directors.  The Audit Committee has discussed with Kerber, Eck and Braeckel LLP (“KEB”), First Trinity Financial Corporation’s (“FTFC”) independent registered public accounting firm for the year ended December 31, 2011, the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended and adopted by PCAOB. Statement on Auditing Standards No. 61 requires an auditor to discuss with the Audit Committee, among other things, the auditor’s judgments about the quality, not just the acceptability, of the accounting principles applied in the company’s financial reporting.  The Audit Committee has also received the written disclosures and the letter from KEB required by Independence Standards Board Standard No. 1, and has discussed with KEB its independence from FTFC.

Based on the review and discussions referred to above, the Audit Committee recommends to FTFC’s Board of Directors that the audited financial statements be included in FTFC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

Will W. Klein, Chairman
H. Bryan Chrisman
Bill H. Hill
Gary L. Sherrer

In accordance with the rules of the Commission, this report is not to be deemed “soliciting material,” or deemed to be “filed” with the Commission or subject to the Commission’s Regulation 14A, other than as provided in Item 407 of Regulation S-K, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference in documents otherwise filed.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

The Company’s Board of Directors is composed of eleven members.  Eight members are independent and three members are executive officers of the Company.  Mr. Zahn serves as both the principal officer of the Company in his role as President and Chief Executive Officer and Chairman of the Board of Directors.   The Company does not have a lead independent director.  The Company has determined that this leadership structure is appropriate given that the Company initially formed a financial holding company and raised capital by intrastate private and public offerings in the state of Oklahoma through the sale of shares with the purpose of establishing a life insurance company and premium financing company.  The Company has grown by acquisition and by the production of life insurance and annuity policies and premium financing contracts.  Initially Mr. Engebritson served as Chairman of the Board of Directors with Mr. Zahn being the principal executive officer.  Mr. Engebritson served as a mentor to Mr. Zahn from 2004 through 2011.  In 2011, the Board of Directors acknowledged the leadership and vision that Mr. Zahn had for the Company and elected him Chairman with Mr. Engebritson serving as Vice Chairman.  Having Mr. Zahn in these dual roles has galvanized the Company’s focus on its vision and mission as it grew to over $140,000,000 of assets during late 2011 with the acquisition of Family Benefit Life Insurance Company.

The Board of Directors is elected by the shareholders to oversee management and to ensure that the long-term interests of the shareholders are being served. In considering the long-term interests of shareholders, the Board recognizes the importance of considering and addressing the interests of the Company's other major constituents, including policyholders, employees and the communities in which the Company conducts its business.  To fulfill this oversight function, the Company’s Board of Directors holds four regularly scheduled meetings during the year, at which it reviews and discusses reports by management on the performance of the Company, its plans and prospects, as well as immediate issues facing the Company. In addition to its general oversight of management, the Board or its Committees also perform a number of specific functions, including:

•	reviewing, advising, approving and monitoring fundamental financial and business strategies and major corporate actions;
•	assessing major risks facing the Company, and reviewing options for their mitigation;
•	selecting, evaluating and compensating the CEO and overseeing CEO succession planning:
•	providing advice and counsel to the CEO and senior management;
•	providing counsel and oversight on the selection, evaluation, development and compensation of senior management; and
•	ensuring processes are in place for maintaining the integrity of the Company, including the integrity of the financial statements.

SECURITY OWNERSHIP

The following table sets forth the beneficial ownership of the Company’s common stock as of the Record Date (i) by all persons known to the Company, based on statements filed by such persons pursuant to Section 13(d) or 13(g) of the exchange act, to be the beneficial owners of more than 5% of FTFC’s common stock, (ii) by the executive officers named in the Summary Compensation Table under “Executive Compensation”, (iii) by each director, and (iv) by all current directors and executive officers as a group.

		Percentage
	Common Stock	Beneficially
Name	Beneficially Owned (1)	Owned (1)
Scott J. Engebritson	207,821	2.62%
Gregg E. Zahn	465,255	5.87%
William S. Lay	22,050	*
H. Bryan Chrisman	110,250	1.39%
Bill H. Hill	30,870	*
Charles W. Owens (2)	48,510	*
George E. Peintner	44,100	*
Shannon B. Young	38,588	*
G. Wayne Pettigrew	46,305	*
Gary L. Sherrer	44,100	*
All directors and executive officers as a group (10 persons)	1,057,849	13.34%

* represents less than 1%

(1)      At March 31, 2012, there are 7,932,442 shares outstanding and entitled to vote.
(2)      Includes 4,410 shares jointly owned by Mr. Owens and his children.

EXECUTIVE COMPENSATION

The Compensation Committee assists the Board of Directors in overseeing the management of the Company’s compensation and benefits program, chief executive officer performance and executive development and succession efforts.  In addition they will oversee the evaluation of management and compensation of the officers of the Company.

The primary objective of our compensation program is to offer executive officers competitive compensation packages that will permit the Company to attract and retain individuals with superior abilities and to motivate and reward such individuals in an appropriate manner in the long term interest of the Company and its shareholders.

Management provides recommendations to the Compensation Committee regarding most compensation matters, including executive compensation; however, the Compensation Committee does not delegate any of its functions to others in setting compensation. The Company does not currently engage any consultant related to executive compensation matters.

The Company’s compensation program for executive officers consists of base salary, consideration for annual bonuses, 401(k) plan and life, health and dental insurance coverage. These elements are intended to provide an overall compensation package that is commensurate with the Company’s financial resources, that is appropriate to assure the retention of experienced management personnel, and that aligns their financial interest with those of our shareholders.

Base Salary:  Salary levels recommended by the Compensation Committee are intended to be competitive with salary levels of similarly situated companies, commensurate with the executive officers' respective duties and responsibilities, and reflect the financial performance of the Company.  Annual salary increases are considered based on the same criteria.

Cash Bonuses: Bonus amounts are based on individual performance and are intended to reward superior performance.  The Compensation Committee may also take into account additional considerations that it deems appropriate. Bonuses are discretionary and there is no formal bonus plan in place.

The following Summary Compensation Table sets forth the compensation of the executive officers compensation that exceeded $100,000.

Summary Compensation Table

				All Other
		Salary	Bonus	Compensation	Total
Name and Principal Position	Year	($)	($)	($) (3)	($)

Gregg E. Zahn (1)	2011	247,917	-	9,300	257,217
President and Chief Executive Officer	2010	210,000	-	9,000	219,000

William S. Lay (2)	2011	-	-	-	-
Vice President and Chief Investment Officer	2010	125,000	-	-	125,000

Jeffrey J. Wood (3)	2011	185,417	-	-	185,417
Chief Financial Officer, Secretary and Treasurer	2010	-	-	-	-

(1)  Mr. Zahn was elected President and Chief Executive Officer on October 4, 2007.
(2)  Mr. Lay served as Chief Financial Officer from April 2007 through June 2010 and Secretary and Treasurer from April 2007 through March 2011.
(3)  Mr. Wood was elected Chief Financial Officer in June 2010 and Secretary and Treasurer in March 2011.
(4)  This amount is an auto allowance

Employment Agreements

Gregg E. Zahn on December 8, 2012, entered into an amendment of his employment agreement, effective and retroactive to August 1, 2011.  The employment agreement dated June 7, 2010 with the Company, effective and retroactive to May 1, 2010 contains the terms and conditions of the agreement. The amended agreement is for a term through April 30, 2013 with automatic one-year extensions each year on May 1 and is subject to earlier termination based on disability, death, termination by the Company, with or without cause.  Mr. Zahn’s current base salary of $275,000 per year is effective retroactive to August 1, 2011 and upon the Company reaching $100,000,000 in consolidated GAAP assets, he will receive an automatic base annual salary increase to $300,000.  (On December 28, 2011, with its acquisition of Family Benefit Life, his annual salary increased to $300,000 effective January 1, 2012.)  He also receives an $850 per month auto allowance.  He is entitled to participate in the Company’s employee benefit plans available to other executives.  He is eligible for a bonus at the discretion of the Compensation Committee and the Board of Directors, based on performance.  Amounts payable, as of December 31, 2010, in the event of Mr. Zahn’s termination of employment by the company not for cause or for good reason is $550,000.

William S. Lay entered into an employment agreement dated April 18, 2009 and amended on April 23, 2010 with the Company, effective and retroactive to January 1, 2009.  The amended agreement is for a term through December 31, 2011 and is subject to earlier termination based on disability, death, termination by the Company, with or without cause.  Mr. Lay’s base salary was $125,000 for 2009, $62,500 for working 750 hours in 2010 and $31,250 for working 375 hours in 2011.  Any additional hours beyond 750 in 2010 and 375 in 2011 are reimbursed at $90 per hour.  He is entitled to participate in the Company’s employee benefit plans available to other executives.  He is eligible for a bonus at the discretion of the Compensation Committee and the Board of Directors, based on performance.  On December 8, 2011, Mr. Lay entered into a new employee agreement, effective January 1, 2012.  The December 8, 2011 agreement is for a term through December 31, 2013 and is subject to earlier termination based on disability, death, termination by the Company, with or without cause.  Mr. Lay’s base salary will be $31,250 for working 375 hours in 2012 and 2013.  Any additional hours beyond 375 in 2012 and 2013 will be reimbursed at $90 per hour.  He is entitled to participate in the Company’s employee benefit plans available to other executives.  He is eligible for a bonus at the discretion of the Compensation Committee and the Board of Directors, based on performance.  Amounts payable, as of December 31, 2011, in the event of Mr. Lay’s termination of employment by the company not for cause or for good reason is $31,250.

Jeffrey J. Wood entered into an employment agreement dated December 8, 2011 with the Company, effective and retroactive to August 1, 2011.  The agreement is for a term through December 31, 2013 with automatic one-year extensions each year on December 31and is subject to earlier termination based on disability, death, termination by the Company, with or without cause.  Mr. Wood’s base salary is $200,000 effective August 1, 2011.  He is entitled to participate in the Company’s employee benefit plans available to other executives.  He is eligible for a bonus at the discretion of the Compensation Committee and the Board of Directors, based on performance.  Amounts payable, as of December 31, 2010, in the event of Mr. Wood’s termination of employment by the company not for cause or for good reason is $200,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act (“Section 16(a)”) requires the Company’s executive officers and directors, and certain persons who own more than 10% of a registered class of the Company’s equity securities (“10% Stockholders”), to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC. Such executive officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required to be filed during 2010, the Company believes that its executive officers, directors and 10% Stockholders have complied with all Section 16(a) filing requirements applicable to them.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company’s Compensation Committee is currently composed of Mr. Owens (chairman), Mr. Hill, Mr. Peintner, Mr. Sherrer and Mr. Young.  No interlocking relationship exists between any member of the Company’s Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past.  No member of the Compensation Committee is or was formerly an officer or an employee of the Company.

ANNUAL REPORT

Please refer to the Company’s enclosed 2011 Annual Report on Form 10-K for financial statements, other financial information and management’s discussion and analysis of the financial condition and results of operations of the Company.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote shares they represent in accordance with their own judgment on such matters.

OTHER INFORMATION

A shareholder desiring to submit a proposal for inclusion in First Trinity’s Proxy Statement for the year 2012 Annual Meeting must deliver the proposal so that it is receive by First Trinity no later than December 31, 2012.  You must submit your proposal in writing to the Secretary of the Company at 7633 East 63rd Place, Suite 230, Tulsa, Oklahoma 74133.  Only proposals meeting the requirements of applicable Securities and Exchange rules will be considered for inclusion in First Trinity’s Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS
FIRST TRINITY FINANCIAL CORPORATION

/s/ Jeffrey J. Wood

Jeffrey J. Wood
Chief Financial Officer, Secretary and Treasurer

Tulsa, Oklahoma

April 9, 2011

PROXY
FIRST TRINITY FINANCIAL CORPORATION
7633 EAST 63RD PLACE, SUITE 230, TULSA, OKLAHOMA 74133
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Scott J. Engebritson and Gregg E. Zahn, or either of them, attorneys with full power of substitution to vote as proxies for the undersigned at the annual meeting of shareholders of First Trinity Financial Corporation to be held on May 16, 2011 at 1:00 p.m. Central Daylight Time, or at any adjournment or postponements thereof, and to vote as designated below with all powers the undersigned would possess, if present, upon matters described in the notice of annual meeting and proxy statement dated on or about April 9, 2011 as follows:

(1)	Election of Directors	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write number(s) of the nominee(s) on the line below.

FOR ALL WITHHOLD ALL FOR ALL EXCEPT
[ ] [ ] [ ]

(01) Gregg E. Zahn	(05) Bill H. Hill	(09) Gary L. Sherrer
(02) Scott J. Engebritson	(06) Charles W. Owens	(10) Shannon B. Young
(03) William S. Lay	(07) George E. Peintner	(11) Will W. Klein
(04) H. Bryan Chrisman	(08) G. Wayne Pettigrew

(2)	To ratify the appointment of Kerber, Eck & Braeckel LLP, as First Trinity Financial Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

(3)	On any other matter which may come before the meeting in accordance with their best judgment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.

To be counted this proxy must be signed, dated and received by the Corporate Secretary of First Trinity Financial Corporation, 7633 East 63rd Place, Suite 230, Tulsa, Oklahoma 74133, on or before May 16, 2011.

This proxy when properly executed will be voted in accordance with instructions specified but in the absence of any instructions will be voted "FOR".

Please sign exactly as name appears on this card. If shares of stock are held jointly, all joint owners should sign. If signing as attorney, administrator, executor, guardian, trustee or corporate officer, please add your title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders.

The Proxy Statement and 2010 Annual Report to Shareholders are Available at:  www.firsttrinityfinancial.com

____________________________________________
Shareholder’s signature

____________________________________________
Shareholder's signature

Date ___________________, 2012

IMPORTANT
Please complete this proxy card and return by
FAX:  (918) 249-2478
Or By Mail:  7633 East 63rd Place, Suite 230, Tulsa, Oklahoma 74133
Or By Email: support@firsttrinityfinancial.com